TOYOTA MOTOR NORTH AMERICA, INC. (Toyota U.S.) MONTHLY RESULTS • The U . S . automobile SAAR figure for October 2019 came in at 16 . 6 M units, down from October 2018 at 17 . 5 M units . • Toyota U . S . reported October 2019 sales of 188 , 787 units, a decrease of 1 . 2 % on a volume basis and a decrease of 4 . 9 % on a daily selling rate (DSR) basis versus October 2018 . • Lexus division posted October 2019 sales of 23 , 143 units, up 1 . 9 % on a volume basis and down 1 . 9 % on a DSR basis versus October 2018 . • North American production as a percentage of U . S . sales for October 2019 was 68 . 5% , down from 69 . 2 % in October 2018 . Source: Toyota, Bloomberg, Ward’s Automotive Group Toyota U.S. monthly results include fleet sales volume ‡ “Other” consists of Central and South America, Oceania, Africa, Middle East and Other Source: TMC company filings. 165,644 23,143 Toyota U.S. October 2019 Vehicle Sales Toyota Division Lexus Division Oct - 19 Oct - 18 Oct - 19 Oct - 18 RAV4 37,499 34,004 CAMRY 26,602 26,914 COROLLA 22,378 22,020 TACOMA 19,725 20,534 HIGHLANDER 18,857 20,548 Toyota U.S. October Vehicles Sales - Toyota Division Top 5 Models Oct - 19 Oct - 18 Oct - 19 Oct - 18 R X 9,271 8,608 N X 4,266 4,180 ES 3,870 4,531 G X 2,161 1,936 UX 1,209 0 Toyota U.S. October Vehicles Sales - Lexus Division Top 5 Models Japan North America Europe Asia 1 , 12 2 45 6 14 3 41 3 1 , 00 4 44 7 15 9 44 9 Ot h e r ‡ 10 1 12 4 Ot h e r ‡ 36 8 34 1 Units in thousands Production (units) Q2 FY20 Q2 FY19 TOYOTA MOTOR CORPORATION (TMC) FINANCIAL RESULTS Yen in millions T MC C onso li d a t e d F i n a n c i a l P e r f o r m a n c e Q 2 F Y 2 0 Q 2 F Y 1 9 Net Revenues ¥7,639,504 ¥7,311,273 Operating Income 662,385 579,158 Net Income attributable to TMC 592,002 585,086 TMC Consolidated Balance Sheet ¥18,976,916 ¥18,525,993 Current Assets Noncurrent finance receivables, net Total Investments and other assets Property, plant and equipment, net 10 , 396 , 20 9 12 , 271 , 55 2 10 , 595 , 40 1 10 , 259 , 34 5 13 , 049 , 74 8 10 , 680 , 91 9 Total Assets ¥52,240,078 ¥52,516,005 Liabilities Mezzanine equity Shareholders' equity ¥31,237,761 ¥31,806,815 501 , 74 4 495 , 64 8 20,500,573 20,213,542 Total Liabilities and Shareholders' Equity ¥52,240,078 ¥52,516,005 Sales (units) Q2 FY20 Q2 FY19 Operating Income by Geographic Region Yen in billions Japan 58 5 52 1 Japan ¥391 ¥354 North America 11 8 47 North America 70 2 66 5 Europe 3 7 38 Europe 25 0 24 0 Asia 11 1 137 Asia 43 1 41 7 Other‡ Inter - segment elimination and/or unallocated amount 27 (22) 23 (21) 0 50 100 150 200 250 300 20 18 16 14 12 10 8 6 Oc t - 14 Jan - 1 5 A pr - 15 Ju l - 15 Oc t - 15 Jan - 1 6 A pr - 16 Ju l - 16 Oc t - 16 Jan - 1 7 A pr - 17 Ju l - 17 Oc t - 17 Jan - 1 8 A pr - 18 Ju l - 18 Oc t - 18 Jan - 1 9 A pr - 19 Ju l - 19 Oc t - 19 To y ot a U.S. L i ght Veh i c l e S a l es (un i t s i n t h o us a nds) Se a s o n a ll y Ad j us t ed Annu a l R at e (un i t s i n m illi o ns) U.S. Light Vehicle Seasonally Adjusted Annual Rate (SAAR) and Toyota U.S. Sales October 2014 - October 2019 S A AR Toyota U.S. Sales Toyota Business Highlights Q2FY2020 Exhibit 99.2

• Our consolidated net income was $459 million for the second quarter of fiscal 2020 compared to $194 million for the same period in fiscal 2019. The increase in net income for the second quarter of fiscal 2020, compared to the same period in fiscal 2019, was primarily due to a $128 million increase in total financing revenues, $89 million decrease in interest expense, a $79 million decrease in depreciation on operating leases, and a $41 million increase in investment and other income, net, partially offset by a $71 million increase in provision for income taxes. • We recorded a provision for credit losses of $61 million for the second quarter of fiscal 2020, compared to $67 million for the same period in fiscal 2019. The decrease in the provision for credit losses for the second quarter of fiscal 2020, compared to the same period in fiscal 2019, was primarily driven by favorable credit loss experience due to a continued focus on late stage collection activities. • Our aggregate balances for accounts 60 or more days past due were 0.36 percent for both September 30, 2019 and 2018. Changes in the economy that impact the consumer such as increasing interest rates, and a rise in the unemployment rate as well as higher debt balances, coupled with deterioration in actual and expected used vehicle values, could increase our credit losses. In addition, a decline in the effectiveness of our collection practices could also increase our credit losses. SHORT - TERM FUNDING PROGRAMS • TMCC ‡ , Toyota Credit de Puerto Rico Corp . (TCPR), Toyota Credit Canada Inc . (TCCI)†, Toyota Finance Australia Limited (TFA)† and Toyota Motor Finance (Netherlands) B . V . (TMFNL)† maintain direct relationships with institutional commercial paper investors through TMCC’s Sales & Trading team , providing each access to a variety of domestic and global markets through five, distinct 3 (a)(3) programs . • TMCC ‡ commercial paper outstanding under our commercial paper programs ranged from approximately $ 25 . 1 billion to $ 28 . 1 billion during the quarter ended September 30 , 2019 , with an average outstanding balance of $ 26 . 8 billion on September 30 , 2019 . † TCCI, TFA, and TMFNL are subsidiaries of Toyota Financial Services Corporation (TFSC), a wholly - owned subsidiary of Toyota Motor Corporation (TMC) . TMCC is a wholly - owned subsidiary of Toyota Financial Service International Corporation (TFSIC), a wholly - owned subsidiary of TFSC . ‡ TMCC consolidated financial liabilities include TMCC and its consolidated subsidiaries, which includes TCPR . LET’S GO PLACES On November 6, 2019, in collaboration with Fenix Marine Services, Toyota U.S. announced the very first Hydrogen Fuel Cell Electric Utility Tractor Rig in conjunction with the 43 rd Fuel Cell Seminar and Energy Exposition. The Sales and Trading team engages in direct dialogue with institutional investors delivering a variety of fixed income products to meet our clients’ investment objectives and risk tolerances . We focus on providing simple, personal, and proactive service in the execution of all trades . Sales and Trading Contacts Jeffrey DeSilva | Region Manager (469) 486 - 6759 jeffrey.desilva@toyota.com Andrew Huang, CFA | Funding & Liquidity Analyst Justin Lee | Funding & Liquidity Analyst (469) 786 - 8219 (469) 486 - 6187 andrew.huang@toyota.com justin.lee1@toyota.com Nicholas Ro, CFA | National Manager (469) 786 - 8961 nicholas.ro@toyota.com Jason Kelley | Region Manager (469) 486 - 5301 jason.kelley@toyota.com James Kim | Funding & Liquidity Analyst (469) 486 - 5960 james.kim@toyota.com Amit Sahu | Funding & Liquidity Analyst (469) 786 - 8984 amit.sahu@toyota.com Forward looking statements are subject to risks and uncertainties that could cause actual results to fall short of current expectations. Toyota and its affiliates discuss these risks and uncertainties in filings they make with the Securities and Exchange Commission. This presentation does not constitute an offer to purchase any securities. Any offer or sale of securities will be made only by means of a prospectus and related documentation . D e bt - t o - E q ui t y R a t i o 7 . 5 x 6 . 6 x TOYOTA MOTOR CREDIT CORPORATION (TMCC) FINANCIAL RESULTS U.S. dollars in millions 9% 12% % 40% 20% 0% New Retail Contracts Used Retail Contracts Lease C on t rac t s TMCC - Percentage of Contracts Subvened T M C C F i n a nc i a l P e r f o r m a n c e Q 2 F Y 1 9 Q 2 F Y 2 0 10 0 % Q 2 F Y19 Q 2 F Y20 9 6% 9 1 Total financing revenues Income before income taxes $2,890 281 $3,018 617 80% 55 % Net Income 194 459 60% 33% 0. 2 5% 0. 5 0% 0.00% Q2 FY16 Q2 FY17 Q2 FY18 Q2 FY19 Q2 FY20 1 TMCC market share represents the percentage of total domestic Toyota U.S. sales of new Toyota and Lexus vehicles financed by us, excluding sales under dealer rental car and commercial fleet programs and sales of a private Toyota distributor * TMCC consumer portfolio includes TMCC and its consolidated subsidiaries TMCC - Consumer Portfolio Credit Performance* Net charge - offs as a percentage of average gross earning assets Aggregate balances for accounts 60 or more days past due as a percentage of gross earning assets 18 6 146 8 6 64 137 137 0 100 200 New Retail Contracts Used Retail Contracts Lease C on t rac t s Un i t s i n T h o us a nds TMCC - Vehicle Financing Volume Q2 FY19 Q2 FY20 25 .3 27 .0 58 .4 55 .5 14 .5 12 .9 $ 0 $ 2 0 $ 4 0 $ 6 0 $ 8 0 $ 1 0 0 $ 1 2 0 Q2 2019 Q2 2020 A m o unt ($b illi o ns) TMCC Consolidated Financial Liabilities Comparison Secured notes & loans payable Unsecured notes & loans payable C o mm e r c i al Paper